SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 2, 2003

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Required FD Disclosure. On June 2, 2003, Hancock Holding Company announced by press release that Moody's Investor Services has assigned investment grade ratings to the Company and its two bank subsidiaries Hancock Bank (Mississippi) and Hancock Bank of Louisiana.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated June 2, 2003, headed "Hancock Holding
                             Company receives investment grade rating from
                             Moody's"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2003
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:  /s/
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                For More Information
June 2, 2003                         George A. Schloegel, Chief Executive Officer
                                     Carl J. Chaney, Chief Financial Officer
                                     Paul D. Guichet, Vice President, Investor Relations
                                     800.522.6542 or 228.214.5242

       Hancock Holding Company receives investment grade rating from Moody's

     GULFPORT, MS (June 2, 2003) - George A. Schloegel,  Chief Executive Officer
of Hancock Holding Company (NASDAQ: HBHC), announced today that Moody's Investor
Services has assigned  investment  grade ratings to the Company and its two bank subsidiaries Hancock Bank (Mississippi) and Hancock Bank of Louisiana.

     Moody's  assigned  ratings of A3 for  long-term  deposits and Prime-1,  its highest  ranking,  for  short-term  deposits to Hancock Bank  (Mississippi)  and
Hancock Bank of Louisiana. Commenting on the ratings, George A. Schloegel, Chief
Executive  Officer,  stated,  "We are very  pleased  with the  investment  grade ratings  which  reaffirm our founding  principals  of  strength,  stability  and integrity."

     Hancock Holding Company - parent company of Hancock Bank  (Mississippi) and
Hancock Bank of Louisiana - has assets of $4.1 billion. Founded in 1899, Hancock
Bank stands among the strongest,  safest  five-star  financial  institutions  in
America. Hancock Bank operates 104 full-service offices and 141 automated teller machines throughout South Mississippi and Louisiana;  corporate trust offices in
Gulfport,  Jackson,  New Orleans,  Baton  Rouge,  LA; and  subsidiaries  Hancock
Investment   Services,   Inc.,   Hancock  Insurance  Agency,   Hancock  Mortgage
Corporation, and Harrison Finance Company.

     Additional corporate information, on-line banking and bill pay services are available at www.hancockbank.com.